AGREEMENT TO PURCHASE OVERRIDING ROYALTY INTEREST

This Agreement to Purchase Overriding Royalty Interest (this “Agreement”) effective March 1, 2010 is made by and among Contango Offshore Exploration LLC (“COE”), a Delaware limited liability company whose address is 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098, as assignor, and Juneau Exploration, L.P. (“JEX”), a Texas limited partnership whose address is 3700 Buffalo Speedway, Suite 925, Houston, Texas 77098, as assignee. COE and JEX may sometimes be referred to herein individually as a “Party” and collectively as “Parties”.

WHEREAS, COE is a party to that certain Purchase and Sale Agreement by and among Contango Offshore Exploration LLC, Juneau Exploration, L.P., Olympic Energy Partners, LLC, and CGM, L.P., as Seller and Rooster Oil & Gas, LLC, as Buyer effective December 31, 2009 (the “PSA”), covering Federal Offshore Oil & Gas Lease OCS-G 27949, Grand Isle Area Block 70; and

WHEREAS, pursuant to Article 1.03 of the PSA, COE reserved an overriding royalty interest in and to Federal Offshore Oil & Gas Lease OCS-G 27949 (the “Lease”) equal to 2.63001% of 8/8ths; and

WHEREAS, COE has agreed to sell all of its right, title and interest in and to said overriding royalty interest in and to the Lease, being 2.63001% of 8/8ths, to JEX.

NOW THEREFORE, in consideration of the mutual benefits derived and to be derived from this Agreement by each Party, COE and JEX hereby agree as follows:

For and in consideration of $157,800.60 paid by JEX, the receipt and sufficiency of which are hereby acknowledged, JEX agrees to purchase from COE, and COE agrees to sell to JEX its overriding royalty interest in and to the Lease, equal to 2.63001% of 8/8ths, and being the same overriding royalty interest reserved in and to the Lease by COE in the PSA.

In order to confirm and ratify this Agreement, COE Offshore, LLC and Juneau Exploration, L.P., being all the members of Contango Offshore Exploration LLC, hereby join below.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the 1st day of March, 2010 but shall be effective as of the date first written above.

ASSIGNOR:

Contango Offshore Exploration LLC
By: /s/ JOHN W. BURKE
                     John W. Burke
Executive Vice President

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ASSIGNEE Juneau Exploration, L.P. By: Juneau GP, LLC its General Partner By: /s/ JOHN B. JUNEAU John B. Juneau Sole Manager of Juneau GP, LLC
ACKNOWLEDGED AND AGREED:
COE Offshore, LLC By: /s/ KENNETH R. PEAK Kenneth R. Peak Chairman and Chief Executive Officer

Juneau Exploration, L.P. By: Juneau GP, LLC its General Partner By: /s/ JOHN B. JUNEAU John B. Juneau Sole Manager of Juneau GP, LLC

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